                    PROSIGHT GLOBAL HOLDINGS LIMITED FORM 3

                                   Exhibit 99

                             Other Reporting Persons

This Form 3 is filed jointly on behalf of ProSight Global  Holdings  Limited and
ProSight  Global,  Inc.  ("PGI"),   ProSight  Specialty  Insurance  Group,  Inc.
("PSIG"),  New  York  Marine  and  General  Insurance  Company,  ("NY  Marine"),
Southwest  Marine  and  General  Insurance  Company  ("SW  Marine"),  and Gotham
Insurance Company ("Gotham") who are other reporting persons.

        SW Marine and Gotham are wholly owned subsidiaries of NY Marine. NY
Marine is a wholly owned subsidiary of PSIG. PSIG is a wholly owned subsidiary of PGI. PGI is a wholly owned subsidiary of ProSight Global Holdings Limited
("PGHL"). Prior to June 2014, NY Marine, Gotham, and SW Marine each owned limited partnership interests in Tiptree Financial Partners, LP ("Tiptree LP").
On July 1, 2013, Tiptree LP contributed its assets to Tiptree Operating Company,
LLC, jointly owned by Tiptree LP and Care Investment Trust, Inc. which was renamed Tiptree Financial Inc. ("Tiptree Financial"). On August 5, 2014, Marine,
Gotham and SW Marine received Class A common stock of Tiptree Financial in exchange for their limited partnership interests in Tiptree LP. Ownership of such shares was disclosed in the November 13, 2014 Tiptree Financial Inc.
registration statement filed with respect to such shares, which registration statement states that NY Marine owns 3,242,882 shares (10.18%), Gotham owns
1,411,591 shares (4.43%), and SW Marine owns 941,527 shares (2.96%) of Tiptree
Financial's Class A common stock.

ProSight Global, Inc.
412 Mount Kemble Avenue, Suite 300C, Morristown, NJ 07960

ProSight Specialty Insurance Group, Inc.
412 Mount Kemble Avenue, Suite 300C, Morristown, NJ 07960

New York Marine and General Insurance Company
412 Mount Kemble Avenue, Suite 300C, Morristown, NJ 07960

Southwest Marine and General Insurance Company
412 Mount Kemble Avenue, Suite 300C, Morristown, NJ 07960

Gotham Insurance Company
412 Mount Kemble Avenue, Suite 300C, Morristown, NJ 07960

ProSight Global, Inc.

/s/ Anthony Piszel, CFO                     03/04/2015
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Signature of Reporting Person               Date

ProSight Specialty Insurance Group, Inc.

/s/ Bill Eckert, Controller                 03/04/2015
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Signature of Reporting Person               Date

New York Marine and General Insurance Company

/s/ Bill Eckert, Controller                 03/04/2015
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Signature of Reporting Person               Date

Southwest Marine and General Insurance Company

/s/ Bill Eckert, Controller                 03/04/2015
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Signature of Reporting Person               Date

Gotham Insurance Company

/s/ Bill Eckert, Controller                 03/04/2015
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Signature of Reporting Person               Date